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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT




                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported) February 24, 1998
                                                      -----------------

                            Statewide Financial Corp.
                            -------------------------
             (Exact name of registrant as specified in its charter)


                New Jersey                0-26546            22-3397900
     --------------------------------   ------------   --------------------
     (State or other jurisdiction of    (Commission    (IRS Employer
          incorporation)                 File Number)   Identification No.)


           70 Sip Avenue, Jersey City, New Jersey             07306
     --------------------------------------------      --------------------
      (Address of principal executive offices)              (Zip Code)



     Registrant's telephone number, including area code (201) 795-4000
                                                         -------------



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     Item 1.   Changes in Control of Registrant.
               ---------------------------------
               Not Applicable.



     Item 2.   Acquisition or Disposition of Assets.
               -------------------------------------
               Not Applicable.



     Item 3.   Bankruptcy or Receivership.
               ---------------------------
               Not Applicable.



     Item 4.   Changes in Registrant's Certifying Accountant.
               ----------------------------------------------
               Not Applicable.



     Item 5.   Other Events.
               -------------
               A press release was issued on Tuesday,
               February 24, 1998 announcing Registrant's quarterly dividend of $0.11 per share.



     Item 6.   Resignations of Registrant's Directors.
               ---------------------------------------
               Not Applicable.



     Item 7.   Exhibits and Financial Statements.
               ----------------------------------

               Exhibit No.              Description
               -----------              -----------

                  99 A press release was issued on Tuesday, February 24, 1998 announcing Registrant's quarterly dividend of $0.11 per share.



     Item 8.   Change in fiscal year
               ---------------------
               Not Applicable.


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, Statewide Financial Corp. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  STATEWIDE FINANCIAL CORP.
                                                  -------------------------
                                                       (Registrant)


     Dated:    February 24, 1998                  By:  Bernard F. Lenihan
                                                  -------------------------
                                                  Senior Vice President and
                                                  Chief Financial Officer



                                  EXHIBIT INDEX
                                  -------------


                           CURRENT REPORT ON FORM 8-K
                           --------------------------



     Exhibit No.         Description
     -----------         -----------

     99                  A press release was issued on Tuesday,
                         February 24, 1998 announcing Registrant's quarterly dividend of $0.11 per share.



     FOR IMMEDIATE RELEASE                   Contact: Augustine F. Jehle
     February 24, 1998                                      201-795-4000
                                                      Anthony S. Cicatiello
                                                            732-382-1066


                   STATEWIDE FINANCIAL CORP. DECLARES DIVIDEND


     Jersey City, N.J. (February 24, 1998) . . . Statewide Financial Corp. (Nasdaq: SFIN), the holding company for Statewide Savings Bank S.L.A., announced that its Board of Directors yesterday approved a quarterly dividend on its common stock of eleven cents ($0.11) per common share. The dividend will be payable on April 6, 1998, to shareholders of record at the close of business on March 16, 1998.

     "Statewide has stayed focused on our strategic plan, continued our philosophy of prudent management and worked to increase shareholder value," said Statewide Financial Corp. Chairman, President and Chief Executive Officer Victor M. Richel. "We are pleased to be meeting our goal of issuing regular quarterly dividends to our shareholders."

     Headquartered in Jersey City, N.J., Statewide Savings Bank conducts business from 16 locations in Hudson, Union, Bergen and Passaic counties. Statewide's deposits are insured by the Savings Association Insurance Fund (SAIF) of the Federal Deposit Insurance Corporation
     (FDIC).